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                                                                   EXHIBIT 23.01

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the incorporation by reference in this Registration Statement of VeriSign, Inc. on Form S-4 of our report dated January 26, 2001, appearing in the Annual Report on Form 10-K of Illuminet Holdings, Inc. for the year ended December 31, 2000 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

                                          /s/ DELOITTE & TOUCHE LLP

Seattle, Washington
October 8, 2001